Financial Commentary Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Dec 27 '15 Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 802.11n 43% 37% 19% 29% 15% 18% 17% 15% 802.11ac Wave 2 47% 61% 80% 71% 84% 79% 79% 72% 802.11ac Wave 3 (10G) 0% 0% 0% 0% 1% 3% 4% 13% Total Semi Revenue 90% 98% 99% 100% 100% 100% 100% 100% Other 10% 2% 1% 0% 0% 0% 0% 0% Total Revenue 100% 100% 100% 100% 100% 100% 100% 100% Period Ending Quantenna Communications Third Quarter 2017 November 6, 2017 Revenue Segmentation by WiFi Technology (in percentage of revenue, unaudited) Quantenna Communications, Inc. Key Financial Metrics from the Quarter • Revenue of $50.1 million vs: ▪ $34.1 million in Q3'FY16 grew 47% Y/Y ▪ $47.1 million in Q2'FY17 grew 6% Q/Q • GAAP gross margin of 48.9% • Non-GAAP gross margin of 49.0% vs: ▪ 49.5% in Q3'FY16 declined 50bps Y/Y ▪ 50.6% in Q2'FY17 declined 160bps Q/Q • Operating margin in Q3'FY17: ▪ 4.8% GAAP ▪ 10.3% Non-GAAP • GAAP diluted EPS $0.07 in Q3'FY17 • Non-GAAP diluted EPS $0.14 in Q3'FY17 vs: ▪ $0.04 in Q3'FY16 ▪ $0.07 in Q2'FY17 • Cash from operations $7.3 million • Cash, cash equivalents & marketable securities $126.9 million • DSO 41 days, up 7 days Q/Q • Annualized inventory turns 4.3x down from 4.4x Q/Q Fourth Quarter FY 2017 Guidance • Revenue: $40.0 to $42.0 million • GAAP gross margin: 51.4%, +/- 100bps • Non-GAAP gross margin: 51.5%, +/- 100bps • GAAP OPEX: up 13% Q/Q • Non-GAAP OPEX: Up 15% Q/Q • Tax Rate: 5% • GAAP loss per share: ($0.11) - ($0.09) • Non-GAAP loss per share: ($0.04) - ($0.02) Key Highlights from the Quarter • Announced a partnership with AirTies to offer Internet Service Providers (ISPs) a complete turnkey managed Wi-Fi mesh solution. • Released the Spartan AP Booster which offers service providers a cost-effective Wi-Fi performance upgrade for their existing subscriber legacy home gateways without replacing or upgrading the entire gateway. • Entered the OTT set-top box market with the Zero Memory client solution that offers unparalleled video performance to both STB and OTT clients. • Announced that Technicolor has adopted the QV860 chipset in its OWA0130 dual-band multi-function extender, augmenting the coverage of Wi-Fi gateways with a mesh network offering seamless connectivity. • Demonstrated with Cortina Access a Dual 4x4 802.11ax 10G fiber/PON gateway reference platform, integrating broadband and Wi-Fi capabilities into a single platform targeting mass deployment. • Partnered with SoftAtHome to offer its Smart Wif-Fi software on the QV860 chipset, enabling SoftAtHome to offer a high-performance mesh and repeater solution to service providers and OEM partners. Financial Results Call and Webcast Our Q3 financial results webcast and call will commence on November 6 , 2017 at 2:00 p.m. PT (5:00 p.m. ET). The webcast may be accessed at http://ir.quantenna.com/. An archive of the webcast will be available for 90 days from the date of this release. November 6, 2017 Quantenna Q3 2017 Financial Results Page 1 of 4

Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Dec 27 '15 Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 Revenue 25,412$ 24,437$ 33,035$ 34,105$ 37,492$ 37,891$ 47,085$ 50,108$ COGS 12,425 12,534 16,671 17,247 18,188 19,307 23,314 25,591 Gross Margin 12,987 11,903 16,364 16,858 19,304 18,584 23,771 24,517 GM % of revenue 51.1% 48.7% 49.5% 49.4% 51.5% 49.0% 50.5% 48.9% R&D 9,545 10,227 11,524 11,162 13,691 12,633 16,055 15,011 S&M 1,625 1,630 1,769 2,172 2,520 2,914 3,276 3,363 G&A 1,302 1,562 2,993 3,248 2,757 3,389 4,106 3,735 OPEX 12,472 13,419 16,286 16,582 18,968 18,936 23,437 22,109 OPEX % of revenue 49.1% 54.9% 49.3% 48.6% 50.6% 50.0% 49.8% 44.1% Operating Income (loss) 515$ (1,516)$ 78$ 276$ 336$ (352)$ 334$ 2,408$ OpInc % of revenue 2.0% -6.2% 0.2% 0.8% 0.9% -0.9% 0.7% 4.8% Interest & Other Income (loss) (50) (182) (291) (241) 10 3 45 120 Pretax Income (loss) 465 (1,698) (213) 35 346 (349) 379 2,528 Taxes 38 17 21 14 314 535 210 (274) Tax Rate 8% -1% -10% 40% 91% -153% 55% -11% Net Income (loss) 427$ (1,715)$ (234)$ 21$ 32$ (884)$ 169$ 2,802$ Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Dec 27 '15 Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 Revenue 25,412$ 24,437$ 33,035$ 34,105$ 37,492$ 37,891$ 47,085$ 50,108$ COGS 12,422 12,531 16,668 17,238 18,170 19,264 23,272 25,553 Gross Margin 12,990 11,906 16,367 16,867 19,322 18,627 23,813 24,555 GM % of revenue 51.1% 48.7% 49.5% 49.5% 51.5% 49.2% 50.6% 49.0% R&D 9,468 10,126 11,402 10,931 13,234 11,428 14,641 13,644 S&M 1,599 1,600 1,739 2,112 2,392 2,561 2,866 2,947 G&A 1,163 1,392 2,262 2,514 2,494 2,886 3,398 2,787 OPEX 12,230 13,118 15,403 15,557 18,120 16,875 20,905 19,378 OPEX % of revenue 48.1% 53.7% 46.6% 45.6% 48.3% 44.5% 44.4% 38.7% Operating Income (loss) 760$ (1,212)$ 964$ 1,310$ 1,202$ 1,752$ 2,908$ 5,177$ OpInc % of revenue 3.0% -5.0% 2.9% 3.8% 3.2% 4.6% 6.2% 10.3% Interest & Other Income (loss) (50) (182) (291) (241) 10 3 45 120 Pretax Income (loss) 710 (1,394) 673 1,069 1,212 1,755 2,953 5,297 Taxes 38 17 21 14 314 535 210 (274) Tax Rate 5% -1% 3% 1% 26% 30% 7% -5% Net Income (loss) 672$ (1,411)$ 652$ 1,055$ 898$ 1,220$ 2,743$ 5,571$ Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Dec 27 '15 Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 Stock Based Compensation COGS 3$ 3$ 3$ 9$ 18$ 43$ 42$ 38$ R&D 77 101 122 231 457 1,205 1,414 1,367 S&M 26 30 30 60 128 353 410 416 G&A 139 170 731 734 263 503 708 948 Total 245$ 304$ 886$ 1,034$ 866$ 2,104$ 2,574$ 2,769$ Period Ending (in thousands, unaudited) Quantenna Communications, Inc. Consolidated Statements of Operations (GAAP) (in thousands, unaudited) Consolidated Statements of Operations (Non-GAAP ) GAAP to Non-GAAP Reconciling Items (in thousands, unaudited) Period Ending Period Ending November 6, 2017 Quantenna Q3 2017 Financial Results Page 2 of 4

Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Period Ending Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 Assets Current assets Cash, cash equivalents & marketable securities 20,744$ 16,943$ 17,822$ 117,045$ 114,401$ 124,389$ 126,866$ Accounts receivable 13,569 20,813 17,306 14,480 17,812 17,696 22,820 Inventory 7,259 7,449 10,268 15,820 13,361 20,985 23,700 Restricted Cash - 1,500 1,559 - - - - Prepaid expenses and other current assets 1,743 1,666 1,842 2,470 3,745 4,332 2,444 Total current assets 43,315 48,371 48,797 149,815 149,319 167,402 175,830 Property and equipment, net 2,828 3,548 3,842 4,742 6,025 6,380 11,215 Intangible assets, net - - - - - - 3,259 Other assets 178 1,311 2,443 232 743 769 1,037 Total assets 46,321$ 53,230$ 55,082$ 154,789$ 156,087$ 174,551$ 191,341$ Liabilities, Redeemable Convertible Preferred Stock, and Stockholders’ Equity (Deficit) Current liabilities Accounts payable 5,927$ 3,778$ 6,038$ 7,776$ 1,896$ 10,527$ 12,918$ Accrued liabilities and other current liabilities 7,517 10,626 11,910 11,801 18,163 22,021 27,941 Long-term debt, current portion 3,552 2,102 2,218 2,257 2,288 2,563 2,487 Total current liabilities 16,996 16,506 20,166 21,834 22,347 35,111 43,346 Long-term debt 1,386 7,967 4,342 3,680 3,539 2,445 1,900 Other long term liabilities 578 527 0 425 3,413 Convertible preferred stock warrant liability 265 300 364 - - - - Total liabilities 18,647 24,773 25,450 26,041 25,886 37,981 48,659 Convertible preferred stock 184,704 184,704 184,704 - - - - Stockholders’ equity (deficit) Common stock - - - 3 3 3 3 Additional paid-in capital 4,364 5,381 6,534 290,319 292,710 298,943 302,240 Accumulated deficit (161,394) (161,628) (161,606) (161,574) (162,512) (162,376) (159,561) Total stockholders’ equity (deficit) (157,030) (156,247) (155,072) 128,748 130,201 136,570 142,682 Total liabilities, conv prfrrd stock and stockholders' equity (defecit) 46,321$ 53,230$ 55,082$ 154,789$ 156,087$ 174,551$ 191,341$ Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Period Ending Mar 27 '16 Jun 26 '16 Sep 25 '16 Jan 01 '17 Apr 02 '17 Jul 02 '17 Oct 01 '17 Cash flows from operating activities Net income (loss) (1,715)$ (234)$ 22$ 32$ (884)$ 169$ 2,802$ Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities Depreciation and amortization 269 268 343 398 479 545 542 Stock-based compensation expense 304 886 1,009 866 2,104 2,574 2,769 Non-cash interest expense 34 (4) 110 182 135 77 108 Other 10 35 89 (22) - (15) 42 Remeasurement of preferred stock warrant liability Changes in assets and liabilities Accounts receivable 2,148 (7,244) 3,507 2,826 (3,332) 116 (5,124) Inventory 148 (190) (2,819) (5,552) 2,459 (7,624) (2,715) Prepaid expenses and other current assets (315) 273 (241) (618) (1,324) (574) 1,876 Other assets 4 (59) 71 (66) (511) (27) (252) Accounts payable 10 (3,599) 2,453 2,940 (5,870) 8,522 2,467 Accrued liabilities 1,900 3,109 1,127 (379) 6,309 3,604 4,747 Net cash provided by (used in) operating activities 2,797 (6,759) 5,671 607 (435) 7,367 7,262 Cash flows from investing activities Purchase of property and equipment (14) (612) (995) (1,103) (1,700) (746) (4,515) Purchase of marketable securities - - - - - (71,169) (32,875) Proceeds from sale of marketable securities - - - - - 4,994 (1,324) Maturities of marketable securities - - - - - - 12,239 Restricted cash - (1,500) (59) 1,500 - - - Net cash provided by (used in) investing activities (14) (2,112) (1,054) 397 (1,700) (66,921) (26,475) Cash flows from financing activities Proceeds from issuance of common stock, net of issuance cost 53 35 697 406 194 3,882 477 Proceeds from initial public offering, net of issuance costs - - - 97,483 - - - Principal payments on debt (942) (1,769) (554) (551) (672) (433) (651) Other - 6,804 (3,881) 881 (31) (65) - Net cash provided by (used in) financing activities (889) 5,070 (3,738) 98,219 (509) 3,384 (174) Net increase (decrease) in cash and cash equivalents 1,894 (3,801) 879 99,223 (2,644) (56,170) (19,387) Cash and cash equivalents Beginning of period 18,850 20,744 16,943 17,822 117,045 114,401 58,231 End of period 20,744 16,943 17,822 117,045 114,401 58,231 38,844 Condensed Consolidated Cash Flows (in thousands, unaudited) Quantenna Communications, Inc. Consolidated Balance Sheet (in thousands, unaudited) November 6, 2017 Quantenna Q3 2017 Financial Results Page 3 of 4

Quantenna Communications, Inc. Non-GAAP Financial Measures In addition to GAAP reporting, Quantenna provides information regarding net income, gross profit, gross margin, and operating expenses on a non-GAAP basis. This non-GAAP information excludes stock-based compensation expense. These non-GAAP measures are used by the Company’s management for the purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this financial commentary. Forward-Looking Statements This financial commentary contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s preliminary financial results for the third quarter ended October 1, 2017, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Quantenna and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: risks that Quantenna may not be able to maintain its historical growth or achieve similar levels of success with respect to new products; quarterly fluctuations in revenues and operating results; challenges developing new and leading edge products on a timely basis that achieve market acceptance; the complexity of the products; ability to accurately predict future revenue and expenses; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; intense market competition; intellectual property litigation risks; risks associated with acquisitions, divestitures and strategic partnerships with respect to Quantenna as well as third parties; product liability risks; potential cancellation of customer orders; difficulties managing international operations; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; dependence on, and geographic concentration of, contract manufacturers, customers and end customers, assembly and test providers, and other vendors that subject Quantenna's business and results of operations to risks of natural disasters, epidemics, war and political unrest; the cyclical nature of the semiconductor industry; potential changes in tax and other laws affecting Quantenna’s business; adjustments to the preliminary financial results reported in this financial commentary and related earnings call announcement and materials for the third quarter of 2017 in connection with completion of the final closing process and procedures and preparation of our Quarterly Report on Form 10-Q; and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna, which you may obtain for free at the SEC’s website at http://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. About Quantenna Communications Quantenna (Nasdaq:QTNA) is the global leader and innovator of high performance Wi-Fi solutions. Founded in 2006, Quantenna has demonstrated its leadership in Wi-Fi technologies with many industry firsts in the market. Quantenna continues to innovate with the mission to perfect Wi-Fi by establishing benchmarks for speed, range, efficiency and reliability. Quantenna takes a multidimensional approach, from silicon, system to software for Wi-Fi networks and provides solutions for OEMs and service providers worldwide. For more information, visit www.quantenna.com. November 6, 2017 Quantenna Q3 2017 Financial Results Page 4 of 4